Exhibit 99.1

Contact:	Dan Cravens
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS REPORTS SEPTEMBER TRAFFIC RESULTS
TEMPE, Ariz. Oct. 5, 2009 — US Airways Group, Inc. (NYSE: LCC) today announced September, quarter and year-to-date 2009 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.6 billion, down 1.6 percent versus September 2008. Capacity was 5.8 billion available seat miles (ASMs), down 0.6 percent versus September 2008. Passenger load factor for the month of September was 79.3 percent, down 0.8 points versus September 2008.
US Airways President Scott Kirby said, “Our September consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) decreased approximately 15 percent versus the same period last year while total revenue per available seat mile decreased approximately 14 percent on a year-over-year basis. We continue to see positive revenue trends with strong close-in bookings and improving yields.”
For the month of September, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 87.9 percent with a completion factor of 99.5 percent.
The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended September 30, 2009 and 2008, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
SEPTEMBER

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,342,826	3,585,019	(6.8)
Atlantic	1,060,741	905,675	17.1
Latin	163,865	151,179	8.4

Total Mainline Revenue Passenger Miles	4,567,432	4,641,873	(1.6)

Mainline Available Seat Miles (000)
Domestic	4,173,176	4,434,550	(5.9)
Atlantic	1,360,708	1,150,492	18.3
Latin	224,216	207,889	7.9

Total Mainline Available Seat Miles	5,758,100	5,792,931	(0.6)

Mainline Load Factor (%)
Domestic	80.1	80.8	(0.7	)pts
Atlantic	78.0	78.7	(0.7	)pts
Latin	73.1	72.7	0.4	pts

Total Mainline Load Factor	79.3	80.1	(0.8	)pts

Mainline Enplanements
Domestic	3,452,039	3,750,181	(8.0)
Atlantic	262,724	232,826	12.8
Latin	133,175	127,227	4.7

Total Mainline Enplanements	3,847,938	4,110,234	(6.4)
QUARTER TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	11,390,091	12,423,390	(8.3)
Atlantic	3,470,654	2,944,150	17.9
Latin	858,804	902,571	(4.8)

Total Mainline Revenue Passenger Miles	15,719,549	16,270,111	(3.4)

Mainline Available Seat Miles (000)
Domestic	13,437,438	14,736,533	(8.8)
Atlantic	4,236,925	3,570,134	18.7
Latin	1,044,056	1,095,670	(4.7)

Total Mainline Available Seat Miles	18,718,419	19,402,337	(3.5)

Mainline Load Factor (%)
Domestic	84.8	84.3	0.5	pts
Atlantic	81.9	82.5	(0.6	)pts
Latin	82.3	82.4	(0.1	)pts

Total Mainline Load Factor	84.0	83.9	0.1	pts

Mainline Enplanements
Domestic	11,470,993	12,557,150	(8.6)
Atlantic	869,430	755,894	15.0
Latin	708,860	754,524	(6.1)

Total Mainline Enplanements	13,049,283	14,067,568	(7.2)
YEAR TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	33,731,485	36,780,609	(8.3)
Atlantic	7,457,003	6,857,642	8.7
Latin	3,365,274	3,313,929	1.5

Total Mainline Revenue Passenger Miles	44,553,762	46,952,180	(5.1)

Mainline Available Seat Miles (000)
Domestic	40,127,094	44,411,571	(9.6)
Atlantic	9,573,992	8,710,260	9.9
Latin	4,306,488	4,002,003	7.6

Total Mainline Available Seat Miles	54,007,574	57,123,834	(5.5)

Mainline Load Factor (%)
Domestic	84.1	82.8	1.3	pts
Atlantic	77.9	78.7	(0.8	)pts
Latin	78.1	82.8	(4.7	)pts

Total Mainline Load Factor	82.5	82.2	0.3	pts

Mainline Enplanements
Domestic	34,285,300	37,555,837	(8.7)
Atlantic	1,896,526	1,758,532	7.8
Latin	2,717,080	2,699,464	0.7

Total Mainline Enplanements	38,898,906	42,013,833	(7.4)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
SEPTEMBER

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	182,520	166,991	9.3

Express Available Seat Miles (000)
Domestic	266,010	260,194	2.2

Express Load Factor (%)
Domestic	68.6	64.2	4.4	pts

Express Enplanements
Domestic	676,003	617,170	9.5
QUARTER TO DATE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	580,349	576,108	0.7

Express Available Seat Miles (000)
Domestic	822,939	842,214	(2.3)

Express Load Factor (%)
Domestic	70.5	68.4	2.1	pts

Express Enplanements
Domestic	2,148,183	2,081,739	3.2
YEAR TO DATE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	1,607,593	1,660,700	(3.2)

Express Available Seat Miles (000)
Domestic	2,377,324	2,462,984	(3.5)

Express Load Factor (%)
Domestic	67.6	67.4	0.2	pts

Express Enplanements
Domestic	5,949,592	5,952,629	(0.1)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
SEPTEMBER

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,525,346	3,752,010	(6.0)
Atlantic	1,060,741	905,675	17.1
Latin	163,865	151,179	8.4

Total Consolidated Revenue Passenger Miles	4,749,952	4,808,864	(1.2)

Consolidated Available Seat Miles (000)
Domestic	4,439,186	4,694,744	(5.4)
Atlantic	1,360,708	1,150,492	18.3
Latin	224,216	207,889	7.9

Total Consolidated Available Seat Miles	6,024,110	6,053,125	(0.5)

Consolidated Load Factor (%)
Domestic	79.4	79.9	(0.5	)pts
Atlantic	78.0	78.7	(0.7	)pts
Latin	73.1	72.7	0.4	pts

Total Consolidated Load Factor	78.8	79.4	(0.6	)pts

Consolidated Enplanements
Domestic	4,128,042	4,367,351	(5.5)
Atlantic	262,724	232,826	12.8
Latin	133,175	127,227	4.7

Total Consolidated Enplanements	4,523,941	4,727,404	(4.3)
QUARTER TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	11,970,440	12,999,498	(7.9)
Atlantic	3,470,654	2,944,150	17.9
Latin	858,804	902,571	(4.8)

Total Consolidated Revenue Passenger Miles	16,299,898	16,846,219	(3.2)

Consolidated Available Seat Miles (000)
Domestic	14,260,377	15,578,747	(8.5)
Atlantic	4,236,925	3,570,134	18.7
Latin	1,044,056	1,095,670	(4.7)

Total Consolidated Available Seat Miles	19,541,358	20,244,551	(3.5)

Consolidated Load Factor (%)
Domestic	83.9	83.4	0.5	pts
Atlantic	81.9	82.5	(0.6	)pts
Latin	82.3	82.4	(0.1	)pts

Total Consolidated Load Factor	83.4	83.2	0.2	pts

Consolidated Enplanements
Domestic	13,619,176	14,638,889	(7.0)
Atlantic	869,430	755,894	15.0
Latin	708,860	754,524	(6.1)

Total Consolidated Enplanements	15,197,466	16,149,307	(5.9)
YEAR TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	35,339,078	38,441,309	(8.1)
Atlantic	7,457,003	6,857,642	8.7
Latin	3,365,274	3,313,929	1.5

Total Consolidated Revenue Passenger Miles	46,161,355	48,612,880	(5.0)

Consolidated Available Seat Miles (000)
Domestic	42,504,418	46,874,555	(9.3)
Atlantic	9,573,992	8,710,260	9.9
Latin	4,306,488	4,002,003	7.6

Total Consolidated Available Seat Miles	56,384,898	59,586,818	(5.4)

Consolidated Load Factor (%)
Domestic	83.1	82.0	1.1	pts
Atlantic	77.9	78.7	(0.8	)pts
Latin	78.1	82.8	(4.7	)pts

Total Consolidated Load Factor	81.9	81.6	0.3	pts

Consolidated Enplanements
Domestic	40,234,892	43,508,466	(7.5)
Atlantic	1,896,526	1,758,532	7.8
Latin	2,717,080	2,699,464	0.7

Total Consolidated Enplanements	44,848,498	47,966,462	(6.5)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of September:
•	Completed an underwritten public stock offering, which included the sale of 26.3 million shares of common stock at a price of $4.75 per share as well as the exercise of the overallotment option granted by the company for an additional 2.7 million shares at the same price. The net proceeds from this transaction, including the exercise of the overallotment option, after transaction costs, was approximately $137 million and will be used for general corporate purposes.
•	Paid out a $100 bonus to the airline’s more than 32,000 employees for delivering top-three finishes amongst the ten largest U.S. airlines in both on-time performance and baggage handling for July as published in the DOT’s Air Travel Consumer Report.
•	Unveiled the US Airways Envoy Suite, the airline’s innovative trans-Atlantic business class seats that will make their debut on a new A330-200 aircraft this November. Customers traveling on flights offering the Envoy Suite will enjoy:
•	A fully adjustable seat with lie-flat bed
•	Direct aisle access from each Suite with all seats facing forward
•	Generous personal space and stowage
•	An easy-to-reach technology panel, including a 110-volt universal power outlet, satellite telephone and USB port
•	State-of-the-art personal entertainment system with a 12.1” adjustable touch-screen
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,000 flights per day and serves more than 200 communities in the U.S., Canada, Europe, the Middle East, the Caribbean and Latin America. The airline employs more than 32,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers more than 17,000 daily flights to 916 destinations in 160 countries worldwide. Together with its US Airways Express partners, the airline serves approximately 60 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix with major operations at Boston Logan, New York-LaGuardia and Ronald Reagan Washington National Airports. And for the eleventh consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration for its Charlotte hub line maintenance facility. For more company information, visit usairways.com. (LCCT)

Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and the Company, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; the impact of economic conditions and their impact on passenger demand and related revenues; a reduction in the availability of financing, changes in prevailing interest rates and increased costs of financing; the Company’s high level of fixed obligations and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes and operate pursuant to the terms of its financing facilities (particularly the financial covenants); the impact of fuel price volatility, significant disruptions in fuel supply and further significant increases to fuel prices; the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations, including the ability of the Company to complete the integration of the labor groups of the Company and America West Holdings; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of the integration of the Company’s business units; the impact of changes in the Company’s business model; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the impact of industry consolidation; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s route network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; weather conditions and seasonality of airline travel; the cyclical nature of the airline industry; the impact of insurance costs and disruptions to insurance markets; the impact of foreign currency exchange rate fluctuations; the ability to use NOLs and certain other tax attributes; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended June 30, 2009, in the Company’s Prospectus Supplement filed September 24, 2009 and in the Company’s other filings with the SEC, which are available at www.usairways.com
-LCC-